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ENTREMED, INC.
EXHIBIT 10.31

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT, made this 10TH day of June, 1998 by and between RED GATE III LIMITED PARTNERSHIP ("LANDLORD") and ENTREMED, INC. ("TENANT").

                              W I T N E S S E T H:

1.      DEMISE OF PREMISES

        Landlord hereby demises unto Tenant, and Tenant hereby leases from Landlord for the terms and upon the conditions set forth in this Lease 46,267 square feet of space in the building located at 9640 Medical Center Drive, Shady Grove Road, Rockville, Maryland 20850 (the "Building"), all as set forth on Exhibit A and Exhibit B, hereto attached, said space being referred to as the "Premises."

2.      TERM

        The term of this Lease shall be for a period of 10 years, commencing on the 1st day of November, 1998, and terminating on the 31st day of October, 2008, with two additional 5 year options on the same terms and conditions in this Lease, provided that Tenant shall have given the Landlord written notice of Tenant's intention to do so at least six (6) months prior to the expiration of this Lease and that Tenant is not in default under this Lease.

        In the event the Landlord is not able to deliver possession of the Premises to Tenant on the date this Lease is to commence because Landlord has not fully completed the Landlord's Work as set forth on Exhibit A, the commencement date shall be extended to the date said Work is completed and the expiration date shall be similarly extended.

        The date of delivery of the Premises by Landlord to Tenant shall be that date on which all required improvements to be furnished by Landlord as stated in Exhibit "A" have been substantially completed except for punch list items and the occupancy certificate has been issued. Rent shall be pro-rated for any portion of the initial month in which Tenant is required to commence rental payments hereunder, which does not commence with the first day thereof as set forth below.

        Occupancy of the 46,267 square feet will occur in four phases, i.e. by floor. Rent for each floor will commence when occupancy certificates are issued for laboratories and offices. The Lease commences upon issuance of the occupancy certificate for the third floor with rental to be paid hereunder on a pro-rated basis in accordance with Exhibit B attached hereto.

        At any time prior to delivery of possession of the Premises, Tenant shall have the right to enter upon the Premises for the purpose of taking measurements and for completing Tenant's construction of improvements, provided such entry does not unreasonably interfere with or obstruct the progress of work being done by the Landlord.

3.      RENT

        The Tenant shall pay to the Landlord an annual rental (herein called "Minimum Rent") in the amount of SEVEN HUNDRED EIGHTY SIX THOUSAND FIVE HUNDRED THIRTY NINE and NO/100 DOLLARS ($786,539.00), subject to adjustment as hereinafter set forth, payable without deduction or set off in equal monthly installments of SIXTY FIVE THOUSAND FIVE HUNDRED FORTY FOUR and 92/100 DOLLARS ($65,544.92) per month in advance, the first installment of which is due and payable when occupancy certificates are issued; all subsequent installments due and payable on the first day of each calendar month thereafter during the term of the Lease until the total rent provided for herein is paid. No payment by Tenant or receipt of Landlord of a lesser amount than a monthly installment of rent herein stipulated, or endorsement or statement on any check or any letter accompanying any check for payment as rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease. (See


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        Exhibit B for rent rate details).

4.      ADJUSTMENT OF MINIMUM RENT

        The Minimum Rent shall be increased at the end of each lease year during the term hereby by three percent (3%) of the rent then being paid. There shall be no additional pass-throughs of increases in operating expenses except for real estate taxes or as otherwise provided for herein.

5.      REAL ESTATE TAXES

        In the event the real estate taxes levied or assessed against the land and Building on which the Premises are a part in future tax years are greater than the real estate taxes for the Base Year, the Tenant shall pay within thirty (30) days after submission of the bill to Tenant for the increase in real estate taxes, as additional rent, a proportionate share of such increase, which proportionate share shall be computed at 100 % of the increase in taxes, but shall exclude any fine, penalty, or interest charge for late or non-payment of taxes by Landlord. The Base Year shall be July 1, 1998 to June 30, 1999.

6.      UTILITIES

        Tenant shall be responsible for the payment of all utilities used or consumed by the Tenant in and upon the Premises. Electric, Gas, and Water shall be separately metered by Landlord. In the event any utility service to the Premises shall be interrupted for a period of more than two (2) days due to the negligence or willful misconduct of Landlord, its agents or servants, the Minimum and Additional Rent shall abate until such services are fully rendered.

        Landlord shall not be liable to Tenant for any damage or inconvenience caused by the cessation or interruption of any utility service, or the elevators in the Building, occasioned by fire, accident, strike or other cause beyond Landlord's control.

7.      USE OF PREMISES

        Tenant shall use the Premises only for Offices and Laboratories purposes including animal facilities and pilot production facilities, and for no other purpose, except as approved by Landlord in advance, in writing, which approval shall not be unreasonably withheld. Tenant shall not make any use of the Premises which would disturb the quiet enjoyment of the Landlord or other tenants in the Building or prejudice or increase the fire insurance premiums for the Building, and shall comply with all laws and regulations of all governmental authorities pertaining to Tenant's use of Premises.

8.      WASTE REMOVAL

        Tenant shall be responsible for removal of waste generated by Tenant's operation and direct payment for same. This includes waste service fees levied by local jurisdictions.


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9.      HAZARDOUS MATERIALS

        Tenant shall be permitted to store Hazardous Materials on the Premises and shall comply with all laws and regulations of all governmental authorities pertaining to Tenant's use of the Premises, including, without limitation, all Environmental Laws (as hereinafter defined) and laws pertaining to Hazardous Materials and Air and Water Quality. The term "Hazardous Materials" means and includes any petroleum products and/or any hazardous toxic or other dangerous waste, substance or material defined as such in the Environmental Laws. The term "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, any "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning the use or storage of Hazardous Materials. All such materials must be completely removed upon expiration of this Lease, and any de-contamination certificates required by the Landlord or any government authority must be obtained and delivered to the Landlord.

        Tenant shall obtain and maintain, in full force and effect, all necessary government licenses, permits and approvals legally required for materials used in the conduct of its business. If the presence of any Hazardous Materials on the Premises caused or permitted by Tenant results in any contamination of the Premises or any portion of the Building or Common Areas, Tenant shall promptly take all actions, at its sole expense, necessary to return the Premises to the condition existing prior to the introduction of such Hazardous Materials, provided that all such actions shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld.

        At the Commencement Date of the Lease and on January 15 of each year thereafter, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials which are to be stored, used or disposed of on the Premises.

        Any Hazardous Materials stored or used on the Premises must not in any way prejudice the Landlord's insurance or increase the fire hazards to a greater extent than necessarily incident to the business for which the Premises are leased.

10.     LATE CHARGE

        If any installment of rent accruing hereunder or any other sums payable hereunder shall not be paid within thirty (30) days after written notice to Tenant, such installment and other sums shall be increased without affecting the Landlord's other rights under this Lease, by a late charge of five percent (5%) of the delinquent installment.

11.     REPAIRS AND MAINTENANCE

        Landlord shall be responsible for all structural repairs, including repairs to the structure, foundation, roof, exterior walls, exterior doors, glazing systems and load-bearing walls of the Building, for maintaining the parking area and sidewalks, and the Common Areas (as hereinafter defined) in the Building. Landlord shall also be responsible for repairing damage to non load-bearing walls caused by structural defects. Landlord will provide elevator maintenance service and service to building core electric, fire protection and plumbing. The Tenant shall be responsible for the maintenance and repair of the Premises and all fixtures, appliances and equipment therein, including, but not limited to, the Heating and Air Conditioning system. Landlord will pay for major Heating and Air Conditioning component replacement and all repairs to the heating and air conditioning system in excess of Two Hundred Fifty Dollars ($250.00) per occurrence/ per Heating and Air Conditioning unit. Tenant shall also provide its own char service. Landlord will repair and replace any glass breakage, provided it is not the result of the Tenant's willful or negligent act. Tenant, at its sole expense, shall keep all Tenant fixtures and equipment in the Premises in safe and sanitary condition and good working order and repair, together with related plumbing, electrical or other utility service, whether installed by Tenant or by Landlord on Tenant's behalf. Tenant shall pay for all damage to the Building and any fixtures and appurtenances related thereto due solely to the malfunction, lack of repair, or improper installation of the Tenant's fixtures and equipment.

        Landlord warrants that the HVAC system will maintain at a temperature of 74(Degrees)F +/- 3(Degrees)F in the summer and 72(Degrees)F +/- 3(Degrees)F in the winter. Based on original equipment loads by Tenant, the Landlord


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        also warrants that the relative humidity in the Premises will be no higher than 50% during summer months. Exceptions to these conditions may occur in Tenant's cage wash area(s).

12.     COMMON AREAS

        Landlord will regularly maintain live plants in the atrium and maintain external building lights. Landlord is responsible for maintaining common areas, landscaping, external window cleaning and snow removal at Landlord's expense.

13.     LANDLORD'S WORK PRIOR TO COMMENCEMENT OF TERM

        Landlord shall make the following improvements to the Premises prior to the commencement of the term of the Lease:

        (a)    Construction in accordance with Exhibit A.

14.     TENANT ALTERATIONS

        All alterations, improvements, or additions to the demised Premises to be made by Tenant shall be subject to the written consent of the Landlord, which consent shall not be unreasonably withheld, provided such alterations and improvements do not weaken the structural integrity of the Building or detract from its dignity and/or uniformity. All alterations and improvements and/or additions made by Tenant shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of the Landlord, unless Landlord shall, at the time of approval of the alteration, provide written notice to Tenant to remove the same, in which event Tenant shall, at the expiration or earlier termination of this Lease, remove such alterations, improvements and/or additions, and restore the Premises to the same order and condition in which it was at the commencement of this Lease, reasonable wear and tear and unavoidable casualty excepted. Should Tenant fail to do so, Landlord may do so, collecting the reasonable cost and expense thereof from Tenant as additional rent.

15.     TRADE FIXTURES

        All trade fixtures, telephone equipment, and apparatus installed by Tenant in the Premises shall remain the property of Tenant and shall be removed at the expiration or earlier termination of this Lease and, upon such removal, Tenant shall repair any damage caused by the removal and shall promptly restore the Premises to their same order and condition in which it was at the commencement of this Lease, reasonable wear and tear and unavoidable casualty excepted. Any such trade fixture not removed prior to such termination shall be considered abandoned property, but such abandonment shall not release Tenant of its obligation to pay for the cost of removing such trade fixtures and repairing any damage caused by the removal.

16.     QUIET ENJOYMENT

        Landlord covenants that, upon payment of the rent herein provided and performance by the Tenant of all other covenants herein contained, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term hereof and options.

17.     SURRENDER OF PREMISES

        Upon the expiration or termination of this Lease, Tenant shall quit and surrender the Premises to the Landlord. Tenant shall restore the Premises to substantially the same order and condition in which it was at the commencement of this Lease, reasonable wear and tear and unavoidable casualty excepted, except as modified with Landlord's approval as stipulated in Paragraph 14.

18.     INSURANCE

        Tenant covenants and agrees to maintain and carry, at all times during the term of this Lease, in companies qualified and authorized to transact business in the State of Maryland, general liability insurance in amounts of $500,000.00 per person, $1,000,000.00 per occurrence and $100,000.00 for damage to property on the Premises or arising out of the use thereof by Tenant or its agents. All policies of insurance shall provide that they may not be canceled, except on thirty (30) days


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        written notice to Landlord, and all such policies shall name Landlord as an additional insured.

        Prior to commencement, Tenant shall furnish Landlord with satisfactory proof that the insurance herein provided for is at all times in full force and effect. If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured on account of any loss, damage or liability, then such party hereby releases the other party to (and only to) the extent of the amount of such proceeds, from any and all liability for such loss or damage, notwithstanding negligent or intentionally tortuous act or omission of the other party, its agents or employees; provided, such release shall be effective only as to a loss of damage occurring while the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

19.     INDEMNIFICATION

        Tenant shall indemnify and hold harmless the Landlord from, and name LANDLORD as additional insured on policy regarding, any and all liability, damage, expense, cause of action, or claims arising out of injury to persons or to property on the Premises, except for the negligence or willful misconduct of Landlord, its agents, employees, or servants.

20.     DAMAGE BY FIRE OR CASUALTY

        If the Premises are damaged by fire or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord, at it's own expense, and subject to the limitations set forth in this Lease, shall cause such damage to be repaired and the Minimum Rent and Additional Rent shall not be abated. If, by reason of any damage or destruction, the Premises shall be rendered untenantable in whole or in part and cannot be repaired and made tenantable within sixty (60) days after such damage: (i) Landlord, at its option and its own expense, may cause the damage to be repaired and the Minimum Rent and Additional Rent shall be abated proportionately as to the portion of the Premises rendered untenantable while it is untenantable; or (ii) Landlord shall have the right, to be exercised by notice in writing delivered to tenant within thirty (30) days of the occurrence of such damage or destruction, to terminate this Lease, whereupon the Minimum Rent and Additional Rent shall be adjusted as of the date of such termination. Landlord shall provide Tenant with back-up space if available in another Landlord building.

21.     ASSIGNMENT OR SUBLETTING

        Tenant acknowledges that Landlord has entered into this Lease because of Tenant's financial strength, goodwill, ability and expertise and that accordingly, this lease is personal to Tenant. Taking this into consideration, tenant shall not assign, mortgage, sublet, pledge or encumber this Lease, in whole or in part, except with the written consent of the Landlord, which shall not be unreasonably withheld or delayed. Tenant agrees that, in the event of any such assignment or subletting, Tenant shall nevertheless remain liable for the performance of all terms, covenants, and conditions of this Lease.

22.     SUBORDINATION AND ATTORNMENT

        This Lease shall be subject to and subordinate at all times to the lien of any mortgage and/or deeds of trust and all land leases now or hereafter made on any portion of the Premises, and to all advances thereunder, provided the mortgagee or trustee named in said mortgage or deed of trust shall agree to recognize this Lease and agrees, in the event of foreclosure, not to disturb the Tenant's possession hereunder, provided Tenant is not in default under this Lease. This subordination shall be self-operative and no further instrument of subordination shall be required.

        If any proceedings are commenced to foreclose any mortgage or deed of trust encumbering the Premises, Tenant agrees to attorn to the purchaser at the foreclosure sale, if requested to do so by any such purchaser, and to recognize such purchaser as the Landlord under this Lease, provided purchaser shall agree that Tenant's rights hereunder shall not be disturbed so long as Tenant has not committed any event of default as to which the applicable cure period has not expired. Further, the purchaser at a foreclosure sale as Landlord will be liable for all terms, covenants and conditions of this Lease.

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23.     CONDEMNATION

        (a) If the whole of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation or conveyance in lieu thereof, then this Lease shall terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority and the Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired term of this Lease. Tenant shall have the right to claim, however, the unamortized cost of any improvements or additions made to the Premises by Tenant at its cost, the value of any Tenant fixtures and furnishings and any moving expenses.

        (b) If a portion of the Premises shall be so taken or conveyed, and if such partial taking or conveyance shall render the Premises unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the date on which possession of the portion of the Premises is surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease.

               In the event such partial taking or conveyance is not extensive enough to render the Premises untenantable for the business of Tenant, as reasonably judged by both Landlord and Tenant, this Lease shall continue in full force and effect, except that the Minimum and Additional Rent shall be reduced in the same proportion that the floor area of the Premises so taken or conveyed bears to such floor area immediately prior to such taking or conveyance.

               In the event of such partial taking and continuation of Lease, Landlord shall promptly restore the Premises, at Landlord's expense, as nearly as practical to the condition comparable to that which existed prior to the condemnation.

24.     EVENTS OF DEFAULT

        The occurrence of any of the following shall constitute an event of default hereunder:

        (a) Failure of Tenant to pay installment of rent hereunder within fifteen (15) days of the due date, or failure of Tenant to pay within twenty (20) days after receipt of written notice of rent or any other sum herein required to be paid by Tenant.

        (b) Tenant's failure to perform any other covenant or condition of this Lease within thirty (30) days after receipt of written notice and demand, unless the failure is of such a character as to require more than thirty (30) days to cure in which event Tenant's failure to proceed diligently to cure such failure shall constitute an event of default.

25.     LANDLORD'S REMEDIES

        Upon the occurrence of any event of default, Landlord may, at Landlord's sole option, exercise any or all of the following remedies, together with any such other remedies as may be available to Landlord at law or in equity.

        (a) Landlord may terminate this Lease by giving Tenant written notice of its election to do so, as of a specified date not less than sixty (60) days after the date of the giving of such notice and this Lease shall then expire on the date so specified, and Landlord shall then be entitled to immediately regain possession of the Premises as if the date had been originally fixed as the expiration date of the term of this Lease. Landlord may then re-enter upon the Premises, either with or without due process of law, and remove all persons therefrom, the statutory notice to quit or any other notice to quit being hereby expressly waived by Tenant. Tenant expressly agrees that the exercise by Landlord of the right of re-entry shall not be a bar to or prejudice in any way other legal remedies available to Landlord. In that event, Landlord shall be entitled to recover from Tenant as and for liquidated damages an amount equal to the rent and additional rent reserved in this Lease less any and all amounts received by Landlord from the rental of the Premises to another tenant. Nothing herein contained, however, shall limit or prejudice the right of Landlord to


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               prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount may be greater, equal to, or less than the amount of the difference referred to above, and Landlord may, in his own name, but as agent for Tenant, re-let the Premises. Any recovery by the Landlord shall be limited to the rent hereunder (plus any reasonable costs incurred in re-letting) less any rent actually paid by the new tenant.

        (b) No termination of this Lease or any taking of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for past or future rent, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent, be construed as a waiver of the right to obtain possession of the Premises.

        (c) In addition to any damages becoming due under this paragraph, Landlord shall be entitled to recover from Tenant and Tenant shall pay to Landlord an amount equal to all reasonable expenses, including reasonable attorneys' fees, if any, incurred by the Landlord in recovering possession of the Premises, and all reasonable costs and charges for the care of said Premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time or times as such expenses are incurred by the Landlord.

        (d) In the event of a default or threatened default by Tenant of any of the terms or conditions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed by law or in equity as if no specific remedies of Landlord were set forth in this Lease.

        (e) If default be made and a compromise and settlement shall be had thereupon, it shall not constitute a waiver of any covenant herein contained, nor of the Lease itself, unless otherwise agreed to in writing by the parties.

26.     RIGHTS OF LANDLORD

        Landlord reserves the following rights with respect to the Premises:
        During normal business hours, upon having given mutual agreeable notice, to go upon and inspect the Premises, and at Landlord's option, to make repairs, and/or install equipment in support of the Building of which the Premises are a part, provided there is no interference with Tenant's occupancy. An Agent of the Tenant shall be present for inspection, if requested by Tenant.

27.     HOLDING OVER

        If Tenant holds possession of the Premises after the termination of this Lease or any renewal or extension thereof, Tenant shall become a Tenant from month to month at 115% of the then current rental rate.

28.     WAIVER OF CLAIMS

        Except as may result from their negligence, Landlord and Landlord's agents, employees, and contractors shall not be liable for, and Tenant hereby releases all claims for, damages to persons or property sustained by Tenant (or any person claiming through Tenant) resulting from any fire, accident, occurrence or condition in or upon the Premises or Building, including but not limited to such claims for damage resulting from (1) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, water pipes, stairs, railings or walks; (2) any equipment or apparatus becoming out of repair; (3) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank, upon or about such building or premises; (4) the backing up of any sewer pipe or downspout; (5) the escape of steam or hot water; (6) water, snow or ice being upon or coming through the roof of any other place upon or near the Building or Premises or otherwise; (7) the falling of any fixtures, plaster or stucco; (8) broken glass; and (9) any act or omission of occupants of adjoining or contiguous property of buildings.

29.     NOTICE

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        All notices required under this Lease shall be given in writing and shall be deemed to be properly served if sent by certified or registered United States Mail, postage prepaid, or overnight courier with receipt of delivery as follows:


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               If to the Landlord:          Red Gate III Limited Partnership
                                            c/o W.M. Rickman Construction Co.
                                            15215 Shady Grove Road
                                            Rockville, Maryland  20850

               If to the Tenant:       EntreMed, Inc.
                                            9640 Medical Center Drive
                                            Rockville, Maryland  20850

        or to such other address as either may have designated from time to time by written notice to the other. The date of service of such notices shall be the date such notices are deposited in any United States Post Office or delivered upon receipt in the case of overnight courier service.

30.     COVENANTS OF TENANT

        Tenant covenants and agrees:

        (a) To give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the Premises.

        (b) To keep the thermostats in the Premises set at a temperature sufficient to prevent freezing of water pipes, fixtures and HVAC units.

        (c) To keep the Premises clean, orderly, sanitary, and free from all objectionable odors and from insects, vermin and other pests as reasonably possible.

        (d) To comply with the requirements of the State, Federal and County statutes, ordinances, and regulations applicable to Tenant and its use of the Premises, and to save Landlord harmless from penalties, fines, costs, and expenses resulting from failure to do so, provided Tenant shall not be obligated to make structural repairs or alterations to so comply.

        (e) Tenant shall promptly pay all contractors, suppliers of material and persons Tenant engages to perform work and provide materials for construction work on the Premises so as to minimize the possibility of a lien attaching to the Premises. Should any such lien be made or filed, Tenant shall cause the same to be discharged and released of record by bond or otherwise within thirty (30) days of receipt of written request from Landlord.

31.     LANDLORD'S RIGHT TO ALTER SITE PLAN

        LANDLORD shall, from time to time, have the right to alter or modify the site plan of the Building and to rearrange the driveways and parking areas, as well as the entrance and exits to the Premises, provided such alterations do not affect Tenant's access or use and occupancy of the Premises.

32.     PARKING SPACES

        LANDLORD agrees to furnish no less than 100 unreserved parking spaces contiguous to building 9640 Medical Center Drive.

33.     ENTIRE AGREEMENT

        This Lease contains the entire agreement of the parties. There are no oral agreements existing between them.


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34.     SUCCESSORS AND ASSIGNS

        This Lease, and the covenants and conditions herein contained shall inure to the benefit of and be binding upon the Landlord, its successors and assigns, and shall inure to the benefit of and be binding upon the Tenant, its permitted successors and permitted assigns.

35.     BANKRUPTCY

        If Tenant shall make an assignment of its assets for the benefit of creditors, or if Tenant shall file a voluntary petition in bankruptcy, or if any involuntary petition in bankruptcy or for receivership be instituted against the Tenant and the same be not dismissed within thirty (30) days of the filing thereof, or if Tenant shall be adjudged bankrupt, then and in any of said events, this Lease shall immediately cease and terminate at the option of the Landlord upon written notice to Tenant with the same force and effect as though the date of said event was the date herein fixed for expiration of the term of this Lease.

36.     NON-DELIVERY

        In the event the Landlord shall be unable to give possession of the Premises because construction of the Building is not complete for cause(s) reasonably beyond the control of the Landlord, the Landlord shall not be liable to Tenant for any damage resulting from failure to give possession.

37.     PARTIAL INVALIDITY

        If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall be held to be invalid and unenforceable, the remainder of this Lease, and the application of such terms, covenants, or conditions shall be valid and enforceable to the fullest extent permitted by law.

38.     FORCE MAJEUR

        With the exception of those provisions contained herein regarding the payment of rent, the inability of either party to perform any of the terms, covenants or conditions of this Lease shall not be deemed a default if the same shall be due to any cause beyond the reasonable control of that party.

39.     ESTOPPEL CERTIFICATE

        The Tenant shall from time to time, within ten (10) business days after being requested to do so by the Landlord or any Mortgagee of Landlord, execute, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises) an instrument in recordable form, certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the Minimum Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder; (d) that the Tenant has accepted possession of the Premises or a portion thereof, and the date on which the Term commenced; (e) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by the Landlord or such other addressee. In the event the Tenant fails or refuses to provide such a certificate, Tenant shall be liable to Landlord for any loss or damage (including reasonable counsel fees) arising out of or in connection with such failure or refusal.

        IN WITNESS WHEREOF, the parties have caused this Lease Agreement to be executed on the year and date first written.

                                    LANDLORD:
ATTEST:                             RED GATE III LIMITED PARTNERSHIP

  /s/ P.L. ENGLEHART                  /s/ WILLIAM M. RICKMAN
------------------------            ---------------------------
                                          By:    William M. Rickman

                                          TENANT:

ATTEST:                                   ENTREMED, INC.

  /s/ R. NELSON CAMPBELL              /s/ JOHN W HOLADAY, JR.
------------------------            ---------------------------
                                          By: